SFG Futures Strategy Fund

Class A Shares (Symbol: EFSAX)

Class C Shares (Symbol: EFSCX)

Class I Shares (Symbol: EFSIX)

Class N Shares (Symbol: EFSNX)

Supplement dated November 7, 2018 (effective at the close of business) to the Prospectus and Statement of Additional Information dated December 27, 2017

Effective immediately, the SFG Futures Strategy (the “Fund”), a separate series of Northern Lights Fund Trust II (the “Trust”), has terminated the public offering of its shares and will discontinue its operations effective November 29, 2018 (the “Liquidation Date”). Shares of the Fund are no longer available for purchase.

The Board of Trustees of the Trust, based on information provided by the Fund’s investment adviser, Solutions Funds Group, Inc., has concluded that it is in the best interests of the Fund and its shareholders to discontinue the Fund’s operations. The Board has determined to close the Fund and redeem all outstanding shares on the Liquidation Date.

As a result of the liquidation, the Fund will no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and will hold cash and cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash. Shares of the Fund are otherwise not available for purchase.

Until the Liquidation Date, you may continue to freely redeem your shares, including reinvested distributions, in accordance with the section in the Prospectus entitled “How to Redeem Shares.” Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO THE LIQUIDATION DATE WILL HAVE THEIR SHARES REDEEMED AUTOMATICALLY AS OF THE CLOSE OF BUSINESS ON THE LIQUIDATION DATE. THE PROCEEDS OF ANY SUCH REDEMPTION WILL BE EQUAL TO THE NET ASSET VALUE OF SUCH SHARES AFTER THE FUND HAS PAID OR PROVIDED FOR ALL OF ITS CHARGES, TAXES, EXPENSES AND LIABILITIES. ANY LIQUIDATING DISTRIBUTION, WHICH MAY BE IN CASH OR CASH EQUIVALENTS EQUAL TO EACH RECORD SHAREHOLDER’S PROPORTIONATE INTEREST OF THE NET ASSETS OF THE FUND, DUE TO THE FUND’S SHAREHOLDERS WILL BE SENT TO A FUND SHAREHOLDER’S ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-855-256-0149.

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IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.  If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-855-256-0149.

This Supplement and the existing Prospectus dated December 27, 2017, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information each dated December 27, 2017 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-855-256-0149.

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